Tenable Plans to Acquire Vulcan Cyber, Accelerate Leadership in Exposure Management
COLUMBIA, Md. (January 29, 2025) — Tenable Holdings, Inc., (“Tenable”) (Nasdaq: TENB) the exposure management company, today announced that it has signed a definitive agreement to acquire Vulcan Cyber Ltd. (“Vulcan Cyber”), a leading innovator in exposure management. Vulcan Cyber’s capabilities will augment Tenable’s industry-leading Exposure Management platform, enhancing customers’ ability to consolidate exposures across their security stack, prioritize risks and streamline remediation efforts across the entire attack surface.
Under the terms of the agreement, Tenable will acquire Vulcan Cyber for approximately $147 million in cash and $3 million of restricted stock units (RSUs) that vest over a future period. The acquisition is expected to close in the first quarter of 2025, subject to customary closing conditions.
“CISOs are overwhelmed with scattered security products, siloed tools and disjointed teams which makes protecting their organizations from exposure a massive undertaking. As the pioneer behind Exposure Management, we are driven to solve this central challenge of modern security — a fragmented approach to identifying and combating cyber risk,” said Steve Vintz, Co-CEO and CFO, Tenable. “That is what this acquisition is all about. With Vulcan, we’re accelerating our Tenable One vision to radically unify security visibility, insight and action across the attack surface – from the data center to the cloud – to rapidly expose and close the gaps that put businesses at risk.”
Tenable plans to expand the Tenable One Exposure Management Platform with Vulcan Cyber’s robust capabilities, including enhanced visibility, extended third-party data flows, superior risk prioritization, and optimized remediation. By consolidating and aggregating vast amounts of data into the most comprehensive Exposure Management platform, Tenable is empowering organizations to confidently reduce risk across their entire environment.
“These capabilities aren’t just technical enhancements – they represent a fundamental shift in how organizations will manage cyber risks holistically into the future. For example, while having a cloud security platform is critical on its own, its power is exponentially amplified when treated as part of a comprehensive exposure management approach,” said Mark Thurmond, Co-CEO and COO, Tenable. “By uniting disparate tools and data under one roof, we’re providing security teams with a full-spectrum view of their attack surface, enabling them to prioritize what matters most and act decisively to address vulnerabilities.”
A Unified Vision for Exposure Management
With the addition of Vulcan Cyber, Tenable One customers will gain:
•Expanded Third-Party Ecosystem Data: By integrating with more than 100 security products across vulnerability assessment, endpoint security, cloud security, application security, and threat intelligence, Tenable will ingest, normalize, and unify data across the security stack. This streamlined approach centralizes critical data and empowers security teams to operate more efficiently and proactively across the entire attack surface.
•AI-Powered Risk Prioritization: Siloed security products create blind spots where attackers thrive, leaving critical gaps across the attack surface. Enhanced risk prioritization closes these gaps by integrating enriched threat intelligence and context, helping organizations focus on the most critical vulnerabilities while optimizing the use of their security tools and technology.
•Automated Remediation Workflows: Optimized remediation with automated campaigns, advanced tagging and ticketing ensure that security issues, along with corrective guidance, get into the hands of the right security team members to automatically fix exposures quickly, wherever they might exist in their environment.
•Advanced AI capabilities: Leveraging a single unified risk data set, Tenable is laying the foundation for advanced exposure AI capabilities that will revolutionize how customers manage and mitigate risk across the security stack.

“We’re thrilled to join forces with Tenable. Integrating Vulcan Cyber’s capabilities into the Tenable One platform will uniquely address all exposure management use cases across the entire attack surface,” said Yaniv Bar-Dayan, Co-Founder and CEO, Vulcan Cyber. “For the first time at scale, security teams will be able to consolidate exposure findings from multiple sources into a single, actionable interface. We are excited to start working with Tenable and their customers to remediate exposure risk.”
About Vulcan Cyber
Vulcan Cyber is a pioneer in cyber risk management. Its flagship ExposureOS platform helps businesses reduce vulnerabilities and asset risk through measurable and efficient attack surface security. Investors include YL Ventures, TenEleven Ventures, Dawn Capital, Maor Investments and Wipro Ventures. Learn more at https://vulcan.io.
About Tenable
Tenable® is the exposure management company, exposing and closing the cybersecurity gaps that erode business value, reputation and trust. The company’s AI-powered exposure management platform radically unifies security visibility, insight and action across the attack surface, equipping modern organizations to protect against attacks from IT infrastructure to cloud environments to critical infrastructure and everywhere in between. By protecting enterprises from security exposure, Tenable reduces business risk for approximately 44,000 customers around the globe. Learn more at tenable.com.
Forward-Looking Statements
This press release contains forward-looking information related to Tenable, and its potential acquisition of Vulcan Cyber Ltd. that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as the words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. The forward-looking statements in this press release are based on Tenable’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Tenable’s control. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the acquisition and product developments and other possible or assumed business strategies, potential growth opportunities, new products, potential market opportunities, and the anticipated timing of the closing of the acquisition. Risks and uncertainties include, among other things, our ability to successfully integrate Vulcan Cyber’s operations; our ability to implement our plans, expectations with respect to Vulcan Cyber’s business; our ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; disruption from the acquisition making it more difficult to maintain business and operational relationships; the inability to retain key employees; the negative effects of the consummation of the acquisition on the market price of our common stock or on our operating results; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base; our ability to scale and update our platform to respond to customers’ needs and rapid technological change, increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally.
Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 and other filings that we make from time to time with the Securities and Exchange Commission (SEC) which are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

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